Exhibit 10.60

SHARE REPURCHASE AGREEMENT

THIS SHARE REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of March 24, 2017 (the “Effective Date”) by Comstock Holding Companies, Inc., a Delaware corporation (the “Company”), and Investor Management, LC (the “Shareholder”). The Company and the Shareholder are sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

ARTICLE I

SALE OF SHARES

1.01 Repurchase. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Shareholder shall sell, assign, transfer, convey and deliver to the Company, and the Company shall purchase, acquire and accept from the Shareholder, 193,052.50 shares of the Company’s Series C Non-Convertible Preferred Stock (the “Shares”) for $88,619.33 (the “Purchase Price”).

1.02 Closing. The closing of the purchase of the Shares shall occur within ten (10) days of the Shareholder’s delivery of the Shares to Stewart Title & Escrow, Inc., the escrow agent for this transaction, together with all documentation reasonably necessary to transfer to the Company the Shares, or pursuant to any other terms agreed to by the Parties in writing (the “Closing”). At the Closing, (i) the Shareholder shall deliver the Shares free and clear of all Liens (as defined below), and (ii) the Company shall pay to the Shareholder the Purchase Price by wire transfer in immediately available funds in accordance with the written instructions provided by the Shareholder to Company at least 1 business day prior to the Closing.

1.03 Conditions of the Repurchase.

(a) The obligations of the Company to consummate the repurchase hereunder and to effect the Closing are subject to the condition that the representations and warranties of the Shareholder set forth in this Agreement shall be true and correct in all material respects on and as of the Closing as though made on and as of the Closing.

(b) The obligations of the Shareholder to consummate the repurchase hereunder and to effect the Closing are subject to the condition that the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects on and as of the Closing as though made on and as of the Closing.

ARTICLE II

REPRESENTATIONS, WARRANTIES AND UNDERSTANDINGS OF THE SHAREHOLDER

The Shareholder hereby represents and warrants to the Company as follows:

2.01 Ownership. The Shareholder is the sole record holder and beneficial owner of the Shares. The Shareholder owns the Shares free and clear of all liens, pledges, mortgages, charges, security interests or encumbrances of any kind whatsoever (“Liens”). There are no outstanding rights, options, warrants, conversion rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Shareholder to sell the Shares or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire the Shares.

2.02 Power and Authority; Enforceability. The Shareholder has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes a legal, valid, and binding obligation of the Shareholder, and is enforceable against the Shareholder in accordance with its terms.

2.03 Approvals. No consent, approval, authorization or order of any person, entity, court, administrative agency or governmental authority is required for the execution, delivery or performance of this Agreement by the Shareholder.

2.04 Conflicts. The execution, delivery and performance of this Agreement by the Shareholder will not (a) conflict with, or result in a breach of, or constitute a default under, or result in violation of, any agreement or instrument to which the Shareholder is a party or by which the property of the Shareholder is bound or (b) result in the violation of any applicable law or order, judgment, writ, injunction, decree or award of any court, administrative agency or governmental authority.

2.05 Securities Laws. Reserved.

2.06 Access to Information; Advice. The Shareholder (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the transactions contemplated hereby. The Shareholder has had the opportunity to discuss the transactions contemplated hereby with the management of the Company and has had the opportunity to obtain such information pertaining to the Company as has been requested. The Shareholder has received all information that it believes is necessary or appropriate in connection the transactions contemplated hereby. The Shareholder is an informed and sophisticated party and has engaged, to the extent the Shareholder deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. The Shareholder acknowledges that it has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Shareholder in this Agreement. The Shareholder is relying solely upon the advice of its own legal, tax and financial advisers with respect to the tax and other legal aspects of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Shareholder as follows:

3.01 Organization. The Company is duly formed and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

3.02 Power and Authority; Enforceability. The Company has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes a legal, valid, and binding obligation of the Company, and is enforceable against the Company in accordance with its terms.

3.03 Approvals. Subject to the accuracy of the Shareholder’s representations and warranties herein, no consent, approval, authorization or order of, or filing or registration with, any governmental authority or other person is required to be obtained or made by the Company for the execution, delivery and performance of this Agreement or the consummation of any of the transactions contemplated hereby.

3.04 No Default. The Company and its subsidiaries are not, and, immediately after the consummation of the transactions contemplated hereby, none will be, in material default of (whether upon the passage of time, the giving of notice or both) any term of its certificate of incorporation or its bylaws or any provision of any equity security issued by the Company.

3.05 Securities Laws. All notices, filings, registrations, or qualifications under state securities or “blue sky” laws, that are required in connection with the offer, issuance, sale and delivery of Shares pursuant to this Agreement, have been, or will be, completed by the Company.

ARTICLE IV

MISCELLANEOUS PROVISIONS

4.01 Survival of Representations; Entire Agreement. All representations and warranties made by the Parties pursuant to this Agreement shall survive the execution and delivery of this Agreement. This Agreement and the related documents referred to herein constitute the entire understanding between the Parties with respect to the subject matter contained herein and therein and supersede any prior or contemporaneous understandings and agreements among them respecting such subject matter. Except as specifically set forth herein or therein, neither the Company nor the Shareholder makes any representation, warranty, covenant or undertaking with respect to such matters.

4.02 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its conflict of laws principles. Any suit brought hereunder shall be brought in the state or federal courts sitting in Fairfax County, Virginia, and the Parties hereby waive any claim or defense that such forum is not convenient or proper.

4.03 Amendments; Counterparts. This Agreement may be amended only by a written instrument duly executed by each of the Parties. This Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. In order to facilitate execution of this Agreement, this Agreement may be duly executed and delivered by facsimile or other electronic transmission.

4.04 Further Assurances. The Parties agree to (a) furnish upon request to each other such further information, (b) execute and deliver to each other such other documents, and (c) do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated by this Agreement.

4.05 Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Parties at their respective addresses set forth below:

If to the Company:

Comstock Holding Companies, Inc.

1886 Metro Center Drive, 4th Floor

Reston, Virginia 20190

Attn: Christopher Conover

With a copy to:

Comstock Holding Companies, Inc.

1886 Metro Center Drive, 4th Floor

Reston, Virginia 20190

Attn: General Counsel

If to the Shareholder:

Investor Management, LC

c/o Gregory V. Benson

12357 Clareth Drive

Oakhill, Virginia 20171

4.06 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

4.07 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Effective Date.

COMPANY:

Comstock Holding Companies, Inc.

Christopher Clemente, Chief Executive Officer

SHAREHOLDER:

Investor Management, LC

By: Gregory V. Benson, Manager